Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001

Dear Shareholder:

The period from the inception of Morgan Stanley Technology Fund on October 27, 2000, through August 31, 2001, was a challenging one for the equity markets in general and the technology sector in particular. The technology-heavy Nasdaq composite lost almost 45 percent during this period.

The Federal Reserve Board cut interest rates a total of seven times between January and August of this year, for a total of 300 basis points. Seven interest-rate cuts in such a short time period is fairly unusual, having occurred only four times since World War II. (Two additional 50-basis-point cuts were made in response to the events of September 11.) The economic data were mixed, with consumer confidence high, autos and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger was a constant stream of layoff announcements, rising jobless claims and an increase in the amount of time people were staying unemployed. Because the U.S. consumer is doing the heavy lifting in keeping what little growth there is going, the ongoing negative factors around employment are a concern.

Preannouncements around the second-quarter earnings season dominated investor sentiment. While there was negative news from the technology sector, most notably within telecommunications (including Nokia, Nortel and JDS Uniphase) not all the bad news was in technology. For example, Merrill Lynch surprised the markets with a negative profit warning late in June. Among 948 companies preannouncing during the second quarter of 2001, 67 percent of the reports were negative, compared to 69 percent in the first quarter.


Performance and Portfolio Strategy

Amid this difficult environment, from its inception on October 27, 2000, through August 31, 2001, Morgan Stanley Technology Fund's Class A, B, C and D shares posted total returns of -62.60 percent, -62.90 percent, -62.90 percent and -62.60 percent, respectively. For the same period the Standard & Poor's 500 Stock Index returned -16.87 percent. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500 Index.

According to Morgan Stanley Investment Management Inc., the Fund's sub-advisor, its underperformance relative to the broad-based S&P 500 Index was attributable primarily to its focus on the technology sector, which underwent a sharp contraction during the period. While technology issues make up nearly 17.35 percent of the S&P 500, the Index's decline during the period was cushioned by the positive returns of such value-oriented areas of the market as finance, utilities and energy.

Performance during the first quarter of 2001 was further hindered by an underweighting of many of the large-cap names that dominate the Index's performance, such as Microsoft, Dell, IBM and Intel, as the

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001 continued


sub-advisor believed there was no catalyst on the horizon to start a new product cycle in personal computers for either the consumer or business segments. In addition, the Fund did not fully participate in the February rebound within the semiconductor sector, because of the sub-advisor's belief that the sector's high valuations did not reflect the fundamental weakness underlying many of these businesses. The Fund, instead, favored storage companies, including EMC and Qlogic, as well as software companies with Web-enabling business-to-business applications, as the sub-advisor believed that these companies appeared more recession-proof than commodity-type businesses. In March, however, software companies fell more sharply than the broad averages, which contributed to the Fund's underperformance. First-quarter performance was also hurt by overweightings in biotechnology and communication-tower companies.

During the second quarter of 2001, many high-beta names in software and storage, including Brocade and Emulex, recovered, as did the fiber networking company ONI Systems. Following the April technology rally, the sub-advisor realized some of the gains in these names and allocated the proceeds to stocks believed to have less downside risk, including Motorola, ADC and Lucent. Lucent, in particular, was a disappointment, as its proposed merger with Alcatel unraveled and the company's debt was downgraded to junk status. Although the sub-advisor continues to feel there is less downside in Lucent, it has since trimmed the Fund's position in it.

Biotech stocks benefited in the second quarter from a rotation into the sector as investors began to anticipate an economic recovery. Although the Fund has since trimmed its biotech exposure, it continues to own a combination of equipment makers (Harvard Bio, Applied Bio and Medtronic), lab supplies (Invitrogen and Third Wave) and pharmaceuticals.

Although the sub-advisor believes that the lows in stock prices in the technology sector may have already been made for this year, its conviction is not high, for there is a troubling lack of business visibility and conclusive data points. While we are clearly in a period of slow growth, we remain hopeful that the economy will avert an official recession, which is defined as two consecutive quarters of negative growth. Because the consumer remains the wild card, continued declines in hours worked and layoff announcements, which occurred in July, are a concern, although the rate at which unemployment is increasing stabilized in July. There are some positive indicators for the consumer, including the tax rebate and declining energy prices, coupled with a cooler than normal summer. While the consensus view is that there will be no recovery in technology spending until the second half of 2002, there is some evidence that inventories are stabilizing and that we are close to the end of the inventory correction.


Looking Ahead

There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Morgan Stanley Technology Fund
LETTER TO THE SHAREHOLDERS o AUGUST 31, 2001 continued

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley Technology Fund and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley Technology Fund
FUND PERFORMANCE o AUGUST 31, 2001

--------------------------------------------------------------------------------
       Date          Class A     Class B     Class C     Class D     S&P 500
--------------------------------------------------------------------------------
 October 27, 2000    $9,475      $10,000     $10,000     $10,000     $10,000
--------------------------------------------------------------------------------
November 30, 2000    $7,021       $7,410      $7,410      $7,410      $9,552
--------------------------------------------------------------------------------
February 28, 2001    $5,211       $5,490      $5,490      $5,500      $9,033
--------------------------------------------------------------------------------
  May 31, 2001       $4,728       $4,970      $4,970      $4,990      $9,179
--------------------------------------------------------------------------------
 August 31, 2001     $3,544 (3)   $3,524 (3)  $3,673 (3)  $3,740(3)   $8,313
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         CLASS A SHARES*
------------------------------------------------------------------
PERIOD ENDED 8/31/01
----------------------------
Since Inception (10/27/00)           -62.60%(1)        -64.56%(2)

                         CLASS B SHARES**
------------------------------------------------------------------
PERIOD ENDED 8/31/01
----------------------------
Since Inception (10/27/00)           -62.90%(1)        -64.76%(2)

                         CLASS C SHARES+
------------------------------------------------------------------
PERIOD ENDED 8/31/01
----------------------------
Since Inception (10/27/00)           -62.90%(1)        -63.27%(2)

               Class D Shares++
-------------------------------------------------
PERIOD ENDED 8/31/01
----------------------------
Since Inception (10/27/00)           -62.60%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value assuming a complete redemption on August 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *  The maximum front-end sales charge for Class A is 5.25%.
 ** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%.
    The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 ++ Class D shares have no sales charge.

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001

 NUMBER OF
  SHARES                                                      VALUE
-------------------------------------------------------------------------
            Common Stocks (98.9%)
            Advertising/Marketing Services (0.3%)
  204,100   DoubleClick Inc.* ..........................   $  1,638,923
                                                           ------------
            Biotechnology (12.7%)
  104,729   Amgen Inc.* ................................      6,734,075
  308,749   Bruker Daltonics, Inc.* ....................      5,094,359
  240,300   Corixa Corp.* ..............................      2,799,495
  169,836   CuraGen Corp.* .............................      3,462,956
  175,930   Diversa Corp.* .............................      2,137,550
  622,000   Exelixis, Inc.* ............................     10,437,160
  494,500   Genaissance Pharmaceuticals, Inc.*..........      2,764,255
  199,300   Gilead Sciences, Inc.* .....................     12,099,503
  152,300   IDEC Pharmaceuticals Corp.*.................      9,026,821
   76,449   Invitrogen Corp.* ..........................      5,200,825
  226,100   NPS Pharmaceuticals, Inc.* .................      7,601,482
  211,400   Third Wave Technologies* ...................      1,481,914
  208,900   Tularik Inc.* ..............................      4,825,590
                                                           ------------
                                                             73,665,985
                                                           ------------
            Computer Communications (9.8%)
  285,900   Brocade Communications Systems, Inc.* ......      6,875,895
  362,441   CacheFlow Inc.* ............................        938,722
1,797,500   Cisco Systems, Inc.* .......................     29,353,175
  268,980   Emulex Corp.* ..............................      4,279,472
  199,600   Extreme Networks, Inc.* ....................      3,187,612
  560,249   Finisar Corp.* .............................      5,524,055
  261,226   Foundry Networks, Inc.* ....................      2,860,425
  171,684   McDATA Corp. (Class A)* ....................      2,451,648
  391,500   Redback Networks Inc.* .....................      1,597,320
                                                           ------------
                                                             57,068,324
                                                           ------------
            Computer Peripherals (2.4%)
  399,400   QLogic Corp.* ..............................     11,985,994
  115,800   Storage Technology Corp.* ..................      1,655,940
                                                           ------------
                                                             13,641,934
                                                           ------------
            Computer Processing Hardware (0.5%)
  128,800   Dell Computer Corp.* .......................      2,753,744
                                                           ------------
            Electronic Components (1.9%)
  242,043   Jabil Circuit, Inc.* .......................      5,593,614
  413,300   Kopin Corp.* ...............................      5,174,516
                                                           ------------
                                                             10,768,130
                                                           ------------
            Electronic Equipment/Instruments (3.9%)
  256,479   Gemstar-TV Guide International, Inc.* ......      7,607,167
  999,400   JDS Uniphase Corp.* ........................      7,045,770
  324,100   SCI Systems, Inc.* .........................      7,940,450
                                                           ------------
                                                             22,593,387
                                                           ------------
            Electronic Production
            Equipment (4.2%)
  273,196   Celestica Inc.* ............................      9,944,334
  127,300   KLA-Tencor Corp.* ..........................      6,255,522
  135,100   Novellus Systems, Inc.* ....................      5,986,281
   83,800   Veeco Instruments Inc.* ....................      2,450,312
                                                           ------------
                                                             24,636,449
                                                           ------------
            Industrial Conglomerates (1.9%)
  212,000   Tyco International Ltd. (Bermuda)...........     11,013,400
                                                           ------------
            Information Technology Services (3.4%)
  245,600   Citrix Systems, Inc.* ......................      8,092,520
  146,806   Documentum, Inc.* ..........................      2,158,048
  194,000   PeopleSoft, Inc.* ..........................      6,689,120
  494,900   StorageNetworks, Inc.* .....................      2,746,695
                                                           ------------
                                                             19,686,383
                                                           ------------
            Internet Software/Services (5.7%)
  146,637   BEA Systems, Inc.* .........................      2,371,120
   90,475   Check Point Software Technologies Ltd.
              (Israel)* ................................      2,894,295
  260,400   Interwoven, Inc.* ..........................      2,122,260
   55,550   Netegrity, Inc.* ...........................        983,235

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001 continued


 NUMBER OF
  SHARES                                             VALUE
-------------------------------------------------------------
   87,500   Openwave Systems Inc.* ............  $  1,403,500
1,008,700   Portal Software, Inc.* ............     1,876,182
  191,600   Siebel Systems, Inc.* .............     4,138,560
   96,800   VeriSign, Inc.* ...................     3,973,640
1,163,000   Vignette Corp.* ...................     7,943,290
1,335,100   Vitria Technology, Inc.* ..........     3,684,876
  153,200   Yahoo! Inc.* ......................     1,816,952
                                                 ------------
                                                   33,207,910
                                                 ------------
            Media Conglomerates (1.5%)
  230,900   AOL Time Warner Inc.* .............     8,624,115
                                                 ------------
            Medical Specialties (1.2%)
   99,900   Applera Corp. - Applied
            Biosystems Group ..................     2,498,499
  103,900   Medtronic, Inc. ...................     4,731,606
                                                 ------------
                                                    7,230,105
                                                 ------------
            Miscellaneous Commercial
            Services (0.8%)
  136,136   Corporate Executive Board
            Co.* ..............................     4,730,726
                                                 ------------
            Other Consumer Services (0.2%)
  199,300   Priceline.com Inc.* ...............     1,100,136
                                                 ------------
            Packaged Software (10.2%)
  133,530   Adobe Systems, Inc. ...............     4,487,943
   98,749   Intuit Inc.* ......................     3,730,737
   79,600   Mercury Interactive Corp.* ........     2,149,996
  150,400   Micromuse Inc.* ...................     1,780,736
  505,900   Microsoft Corp.* ..................    28,861,595
  321,500   Oracle Corp.* .....................     3,925,515
  192,700   Quest Software, Inc.* .............     4,008,160
  115,600   Rational Software Corp.* ..........     1,660,016
   84,600   SAP AG (ADR) (Germany) ............     2,917,854
   30,800   SmartForce PLC (ADR)
            (Ireland)* ........................       893,508
  193,200   TIBCO Software Inc.* ..............     1,655,724
  101,868   Veritas Software Corp.* ...........     2,925,649
                                                 ------------
                                                   58,997,433
                                                 ------------
            Pharmaceuticals: Other (0.6%)
  225,500   Harvard Bioscience, Inc.* .........     3,202,100
                                                 ------------
            Semiconductors (18.3%)
  939,100   Agere Systems, Inc.
            (Class A)* ........................     4,789,410
  322,700   Altera Corp.* .....................     9,164,680
   99,600   Analog Devices, Inc.* .............     4,758,888
  318,236   Applied Micro Circuits Corp.*           4,541,228
  202,550   Broadcom Corp. (Class A)* .........     6,511,983
  794,400   Conexant Systems, Inc.* ...........     9,461,304
   19,100   GlobeSpan, Inc.* ..................       301,207
  114,600   Infineon Technologies AG
            (ADR) (Germany) ...................     2,707,998
  113,300   Integrated Device Technology,
            Inc.* .............................     3,522,497
  784,900   Intel Corp. .......................    21,945,804
   77,900   LSI Logic Corp.* ..................     1,577,475
  166,500   Micrel, Inc.* .....................     5,138,190
  177,700   Micron Technology, Inc. ...........     6,683,297
  311,600   Texas Instruments, Inc. ...........    10,313,960
  301,500   TriQuint Semiconductor, Inc.*......     6,391,800
  104,700   Vitesse Semiconductor
            Corp.* ............................     1,528,620
  167,300   Xilinx, Inc.* .....................     6,531,392
                                                 ------------
                                                  105,869,733
                                                 ------------
            Services to the Health Industry (0.9%)
  167,100   Specialty Laboratories, Inc.*......     5,280,360
                                                 ------------
            Specialty Telecommunications (0.9%)
  197,634   American Tower Corp.
            (Class A)* ........................     2,859,764
2,030,500   FLAG Telecom Holdings Ltd.
            (Bermuda)* ........................     2,314,770
                                                 ------------
                                                    5,174,534
                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2001 continued


 NUMBER OF
  SHARES                                             VALUE
-------------------------------------------------------------
            Telecommunication Equipment (15.9%)
1,223,100   ADC Telecommunications,
            Inc.* .............................  $  5,344,947
  208,938   DDi Corp.* ........................     2,927,221
  603,000   Ericsson (LM)
            Telefonaktiebolaget (Class B)
            (ADR) (Sweden)* ...................     3,002,940
1,776,300   Lucent Technologies Inc. ..........    12,114,366
  629,600   Motorola, Inc. ....................    10,955,040
  335,500   Nokia Corp. (ADR) (Finland) .......     5,280,770
   88,050   Nortel Networks Corp.
            (Canada) ..........................       551,193
1,226,100   ONI Systems Corp.* ................    17,042,790
  263,400   Optical Communication
            Products, Inc.* ...................     1,032,528
  269,300   QUALCOMM Inc.* ....................    15,848,305
  224,700   Research in Motion Ltd.
            (Canada)* .........................     3,788,442
  442,800   RF Micro Devices, Inc.* ...........    11,273,688
  211,700   Sonus Networks Inc.* ..............     3,126,809
                                                 ------------
                                                   92,289,039
                                                 ------------
            Wireless Communications (1.7%)
  387,100   Leap Wireless International,
            Inc.* .............................     7,052,962
   93,700   SBA Communications Corp.*..........     1,248,084
   59,400   Sprint Corp. (PCS Group)* .........     1,483,812
                                                 ------------
                                                    9,784,858
                                                 ------------
            Total Common Stocks
            (Cost $943,347,401)................   572,957,708
                                                 ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                           VALUE
-------------------------------------------------------------
              Short-Term Investment (1.0%)
              Repurchase Agreement
$   5,783     Joint repurchase agreement
              account 3.674% due
              09/04/01 (dated
              08/31/01; proceeds
              $5,785,361) (a)
              (Cost $5,783,000) ..........       $  5,783,000
                                                 ------------
Total Investments
(Cost $949,130,401) (b).........      99.9%       578,740,708
Other Assets in Excess of
Liabilities ....................       0.1            502,333
                                     -----        -----------
Net Assets .....................     100.0%      $579,243,041
                                     =====       ============

------------------------
ADR   American Depository Receipt.
 *    Non-income producing security.
(a)   Collateralized by federal agency and U.S.Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $16,624,095 and the aggregate gross unrealized depreciation is $387,013,788, resulting in net unrealized depreciation of $370,389,693.


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2001

Assets:
Investments in securities, at value
 (cost $949,130,401) ..............................................    $  578,740,708
Cash ..............................................................               753
Receivable for:
  Investments sold ................................................         4,808,294
  Shares of beneficial interest sold ..............................         1,010,946
  Dividends .......................................................            22,216
Deferred offering costs ...........................................            25,955
Prepaid expenses and other assets .................................           134,984
                                                                       --------------
  Total Assets ....................................................       584,743,856
                                                                       --------------
Liabilities:
Payable for:
  Investments purchased ...........................................         3,266,796
  Shares of beneficial interest repurchased .......................           746,810
  Investment management fee .......................................           545,328
  Distribution fee ................................................           486,833
Accrued expenses and other payables ...............................           455,048
                                                                       --------------
  Total Liabilities ...............................................         5,500,815
                                                                       --------------
  Net Assets ......................................................    $  579,243,041
                                                                       ==============
Composition of Net Assets:
Paid-in-capital ...................................................    $1,486,488,904
Net unrealized depreciation .......................................      (370,389,693)
Net realized loss .................................................      (536,856,170)
                                                                       --------------
  Net Assets ......................................................    $  579,243,041
                                                                       ==============
Class A Shares:
Net Assets ........................................................       $46,680,264
Shares Outstanding (unlimited authorized, $.01 par value) .........        12,485,011
  Net Asset Value Per Share .......................................             $3.74
                                                                                =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................             $3.95
                                                                                =====
Class B Shares:
Net Assets ........................................................      $433,329,778
Shares Outstanding (unlimited authorized, $.01 par value) .........       116,701,901
  Net Asset Value Per Share .......................................             $3.71
                                                                                =====
Class C Shares:
Net Assets ........................................................       $73,110,653
Shares Outstanding (unlimited authorized, $.01 par value) .........        19,690,068
  Net Asset Value Per Share .......................................             $3.71
                                                                                =====
Class D Shares:
Net Assets ........................................................       $26,122,346
Shares Outstanding (unlimited authorized, $.01 par value) .........         6,978,429
  Net Asset Value Per Share .......................................             $3.74
                                                                                =====


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the period October 27, 2000* through August 31, 2001

Net Investment Loss:
Income
Interest ..................................................     $   2,850,515
Dividends (net of $35,532 foreign withholding tax).........           372,198
                                                                -------------
  Total Income ............................................         3,222,713
                                                                -------------
Expenses
Investment management fee .................................         7,549,331
Distribution fee (Class A shares) .........................           160,699
Distribution fee (Class B shares) .........................         5,482,138
Distribution fee (Class C shares) .........................           998,117
Transfer agent fees and expenses ..........................         1,621,147
Registration fees .........................................           496,652
Offering costs ............................................           136,535
Shareholder reports and notices ...........................            64,105
Professional fees .........................................            59,811
Custodian fees ............................................            42,354
Trustees' fees and expenses ...............................            14,601
Other .....................................................            11,549
                                                                -------------
  Total Expenses ..........................................        16,637,039
                                                                -------------
  Net Investment Loss .....................................       (13,414,326)
                                                                -------------
Net Realized and Unrealized Loss:
Net realized loss .........................................      (536,856,170)
Net unrealized depreciation ...............................      (370,389,693)
                                                                -------------
  Net Loss ................................................      (907,245,863)
                                                                -------------
Net Decrease ..............................................     $(920,660,189)
                                                                =============

---------------
*  Commencement of operations




                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets

                                                                              FOR THE PERIOD
                                                                             OCTOBER 27, 2000*
                                                                                  THROUGH
                                                                              AUGUST 31, 2001
                                                                            ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................     $  (13,414,326)
Net realized loss .......................................................       (536,856,170)
Net unrealized depreciation .............................................       (370,389,693)
                                                                              --------------
  Net Decrease ..........................................................       (920,660,189)
Net increase from transactions in shares of beneficial interest .........      1,499,803,230
                                                                              --------------
  Net Increase ..........................................................        579,143,041
Net Assets:
Beginning of period .....................................................            100,000
                                                                              --------------
End of Period ...........................................................     $  579,243,041
                                                                              ==============

---------------
*  Commencement of operations




                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001


1. Organization and Accounting Policies

Morgan Stanley Technology Fund (the "Fund"), formerly Morgan Stanley Dean Witter Technology Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies of any asset size engaged in technology and technology-related industries. The Fund was organized as a Massachusetts business trust on June 14, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., to effect the Fund's initial capitalization. The Fund commenced operations on October 27, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued


factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

G. Offering Costs - The Investment Manager incurred offering costs on behalf of the Fund in the amount of $162,490 which was reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over a period of approximately one year from the commencement of operations.

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued


2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $56,274,300 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued


and Class C shares of approximately $58,000, $2,063,900 and $162,100, respectively and received $3,368,300 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended August 31, 2001 aggregated $2,283,882,434, and $802,035,005, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At August 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $3,500.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                              FOR THE PERIOD
                                            OCTOBER 27, 2000*
                                                 THROUGH
                                             AUGUST 31, 2001
                                      -------------------------------
                                        SHARES             AMOUNT
                                      -----------      --------------
CLASS A SHARES
Sold ...........................       26,826,810      $  246,814,946
Redeemed .......................      (14,344,299)       (115,144,357)
                                      -----------      --------------
Net increase - Class A .........       12,482,511         131,670,589
                                      -----------      --------------
CLASS B SHARES
Sold ...........................      140,771,308       1,228,875,522
Redeemed .......................      (24,071,907)       (129,843,884)
                                      -----------      --------------
Net increase - Class B .........      116,699,401       1,099,031,638
                                      -----------      --------------
CLASS C SHARES
Sold ...........................       25,104,740         226,471,270
Redeemed .......................       (5,417,172)        (30,958,980)
                                      -----------      --------------
Net increase - Class C .........       19,687,568         195,512,290
                                      -----------      --------------
CLASS D SHARES
Sold ...........................       10,701,853          94,621,295
Redeemed .......................       (3,725,924)        (21,032,582)
                                      -----------      --------------
Net increase - Class D .........        6,975,929          73,588,713
                                      -----------      --------------
Net increase in Fund ...........      155,845,409      $1,499,803,230
                                      ===========      ==============

---------------
*  Commencement of operations

Morgan Stanley Technology Fund
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2001 continued


6. Federal Income Tax Status

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $469,186,000 during fiscal 2001.

At August 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $13,414,326.

Morgan Stanley Technology Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                           FOR THE PERIOD
                                                                          OCTOBER 27, 2000*
                                                                      THROUGH AUGUST 31, 2001**
                                                    -------------------------------------------------------------
                                                       CLASS A         CLASS B         CLASS C         CLASS D
                                                        SHARES          SHARES          SHARES          SHARES
                                                    -------------   -------------   -------------   -------------
Selected Per Share Data:
Net asset value, beginning of period ............       $10.00          $10.00          $10.00          $10.00
                                                        ------          ------          ------          ------
Loss from investment operations:
 Net investment loss ............................       (0.05)           (0.09)          (0.09)          (0.05)
 Net realized and unrealized loss ...............       (6.21)           (6.20)          (6.20)          (6.21)
                                                        ------          ------          ------          ------
Total loss from investment operations ...........       (6.26)           (6.29)          (6.29)          (6.26)
                                                        ------          ------          ------          ------
Net asset value, end of period ..................       $ 3.74          $ 3.71          $ 3.71          $ 3.74
                                                        ======          ======          ======          ======
Total Return+(1) ................................       (62.60)%        (62.90)%        (62.90)%        (62.60)%
Ratios to Average Net Assets (2)(3):
Expenses ........................................         1.54 %          2.32 %          2.32 %          1.32 %
Net investment loss .............................        (1.11)%         (1.89)%         (1.89)%         (0.89)%
Supplemental Data:
Net assets, end of period, in thousands .........      $46,680        $433,330         $73,111         $26,122
Portfolio turnover rate (1) .....................           95 %            95 %            95 %            95 %

------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Technology Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Technology Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Technology Fund (the "Fund"), formerly Morgan Stanley Dean Witter Technology Fund, including the portfolio of investments, as of August 31, 2001, and the related statements of operations and of changes in net assets, and financial highlights for the period October 27, 2000 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Technology Fund as of August 31, 2001, and the results of its operations, the changes in its net assets and financial highlights for the period October 27, 2000 (commencement of operations) to August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 16, 2001

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
























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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISER

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]

[GRAPHIC OMITTED]

MORGAN STANLEY
TECHNOLOGY FUND




Annual Report
August 31, 2001